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                                                                   EXHIBIT 10.6






                            INDUSTRIAL BUILDING LEASE

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      DATE OF LEASE                       TERM OF LEASE                           MONTHLY RENT
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
September 1, 1994          BEGINNING                     ENDING             $11,460 subject to adjust-
                         -------------------------------------------------- ment for a building addition
                                                                            (see Section 25) and annual
                                 9/01/94                 8/31/04            escalator (see Section 26)


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Location of Premises:      400 Detroit Street
                           Morton, Illinois  61550
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Purpose:    Manufacturing, Painting, Warehousing and Office Administration.
            This agreement supersedes the lease dated June 30, 1992.
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     LESSEE                                                   LESSOR

NAME       Morton Metalcraft Co.                         NAME       Morton Welding Co., Inc.

ADDRESS    1021 W. Birchwood Street                      ADDRESS    724 W. Jackson Street
           Morton,  Illinois  61550                                 Morton, Illinois   61550


   In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the Premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

RENT 1. Lessee shall pay Lessor or Lessor's agent as rent for the Premises, the sum stated above, monthly paid on the 15th of each month, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

CONDITION              2. Lessee has examined and knows the condition of the
AND UPKEEP             Premises and has received the same in good order and
OF                     repair, and acknowledges that no representations as to
PREMISES               the condition and repair thereof  have been made by
                       Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, including adjoining alleys, in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this lease at Lessee's expense, and will without injury to the roof remove all snow and ice from the same when necessary, and will remove the snow and ice from the sidewalk abutting the Premises; and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

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LESSEE NOT             3. Lessee will not allow the Premises to be used for any
TO MISUSE;             purpose that will increase the rate of insurance
SUBLET;                thereon, nor for any purpose other than that
ASSIGNMENT             hereinbefore specified, and will not load floors with
                       machinery or goods beyond the floor load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, by any other person, and will not assign this lease without in each case the written consent of the Lessor first had, and Lessee will not permit any transfer by operation of law of the interest in the Premises acquired through this lease, and will not permit the Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than twenty consecutive days; and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of or addition to any part of the Premises, except by written consent of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.
                       Lessor agrees that the Lessee can sublet any or all of the offices to a company or companies of solid reputation of its sole choice.

MECHANIC'S             4.  Lessee  will not  permit  any  mechanic's  lien or
LIEN                   liens to be  placed  upon the  Premises  or any building
                       or improvement thereon during the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

INDEMNITY              5. Lessee  covenants  and agrees that he will  protect
FOR                    and save and keep the Lessor  forever  harmless and
ACCIDENTS              indemnified  against and from any penalty or damages or
                       charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provisions hereof.

                       The Lessee agrees at all times during the term of this lease and any extension thereof, at Lessee's expense, to maintain, keep in effect, furnish and deliver to Lessor liability insurance policies in a form and with an insurer satisfactory to Lessor providing statutory worker's compensation insurance for Lessee's employees and insuring both the Lessor and Lessee against all liability for damages to person


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                       or property in or about the leased premises in an amount
                       equivalent to One Million Dollars for injury to one person, One Million Dollars for injuries arising out of any one accident and not less than One Million Dollars for damage to property, or a single combined limit of Two Million Dollars bodily injury and property damage. All such insurance shall insure performance by Lessee of the indemnity provisions hereof.

NON-                   6. Except as provided by Illinois statute, Lessor
LIABILITY              shall not be liable for any damage occasioned by
OF LESSOR              failure to keep the Premises in repair, nor for
                       any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam or other pipes or sewerage or the bursting leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

WATER, GAS             7. Lessee will pay, in addition to the rent above
AND ELEC-              specified, all water rents, gas and electric light
TRIC                   and power bills taxed, levied or charged on the
CHARGES                Premises, for and during the time for which this
                       lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter.

REAL ES-               8. Lessee shall be responsible for and pay all real
TATE TAXES             estate taxes which are assessed and payable on  the
                       Premises which relate to Tenant's period of occupancy under this lease.

BUILDING               9. Lessee shall maintain on the buildings and
INSURANCE              other improvements that are part of the Premises a policy
                       of standard fire and extended coverage insurance for the full insurable value of the Premises with a loss payable clause in favor of Lessor as its interest may appear.
                       Lessee shall deposit such policies of insurance with Lessor.

KEEP PRE-              10. Lessor  shall not be  obliged to incur any  expense
MISES IN               for  repairing  any  improvements  upon said demised
REPAIR                 premises or connected therewith,  and the Lessee at his
                       own expense will keep all improvements in good repair
                       (injury by fire, or other causes beyond Lessee's control excepted) as well as in a good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far as possible, keep said improvements from deterioration due to ordinary wear and from falling temporarily out of repair. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.



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ACCESS                 11. Lessee will allow Lessor free access to the Premises
TO PREMISES            for the purpose of examining or exhibiting the same, or
                       to make any needful repairs, or alterations thereof which Lessor may see fit to make.

ABANDON-               12. If Lessee shall  abandon or vacate the  Premises, or
MENT AND               if Lessee's  right to occupy the Premises be terminated
RELETTING              by Lessor by reason of Lessee's  breach of any of the
                       covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.

HOLDING                13. Lessee will, at the termination of this lease by
OVER                   lapse of time or otherwise yield up immediate possession
                       to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld, the sum of Four Hundred Dollars ($400.00) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

EXTRA FIRE             14. There shall not be allowed, kept, or used on the
HAZARD                 Premises any inflammable or explosive liquids or
                       materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable
                       Board of Underwriters and statutes and ordinances now or hereafter in force. Both parties understand that the building has had and will continue to be used for painting services and all such paint, solvents, chemicals, and materials required for such services will be present on the site.

DEFAULT BY             15. If  default  be made in the  payment  of the above
LESSEE                 rent, or any part thereof, or in any of the covenants
                       herein contained to be kept by the Lessee, Lessor may at any time thereafter at his election declare said term ended and reenter the Premises or any part thereof, with or (to the extent permitted by law) without notice or process of law, and remove Lessee or any persons occupying the same, without prejudice to any remedies which might otherwise be used for arrears of rent, and Lessor shall have at all times the right to distrain for rent due, and shall have a valid and first lien upon all personal property which Lessee now owns, or may hereafter acquire or have an interest in, which is by law subject to such distraint, as security for payment of the rent herein reserved.

NO RENT                16. Lessee's covenant to pay rent is and shall be
REDUCTION              independent of each and every other covenant of this
OR SET OFF             lease. Lessee agrees that any claim by Lessee against
                       Lessor shall not be deducted from rent nor set off against any claim for rent in any action.



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RENT AFTER             17. It is further agreed, by the parties hereto, that
NOTICE OR              after the service of notice, or the commencement of a
SUIT                   suit or after final judgement for possession of the
                       Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgement.

PAYMENT OF             18. Lessee will pay and discharge all reasonable
COSTS                  costs, attorney's fees and expenses that shall be made
                       and incurred by Lessor in enforcing the covenants and agreements of this lease.

RIGHTS                 19. The rights and remedies of Lessor under this lease
CUMULATIVE             are cumulative. The exercise or use of any one or more
                       thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy.

FIRE AND               20. In case the Premises shall be rendered untenantable
CASUALTY               during the term of this lease by fire or other casualty,
                       Lessor at his option may terminate the lease or repair the Premises within sixty (60) days thereafter. If Lessor elects to repair, this lease shall remain in effect provided such repairs are completed within said time. If
                       Lessor shall not have repaired the Premises within said time, then at the end of such time the term hereby created shall terminate. If this lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned and paid to the day of such fire or other casualty.

SUBORDINA-             21. This lease is subordinate to all mortgages which may
TION                   now or hereafter affect the Premises.


PLURALS;               22. The words "Lessor" and "Lessee" wherever herein
SUCCESSORS             occurring and used shall be construed to mean "Lessors"
                       and "Lessees" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.

SEVER-                 23. Wherever possible each provision of this lease shall
ABILITY                be interpreted in such manner as to be effective and
                       valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.

PURCHASE               24. Lessor agrees to provide Lessee an option to purchase
OPTION                 the premises under lease at any time of the Lessee's
                       choice for an amount equal to the higher of two
                       Appraisals from Appraisers of mutual choice of both parties provided that the higher Appraisal is not more than 110% of the lower Appraisal and provided further that in no event shall the option price be less than $1,250,000 plus the cost of the building addition and building improvements contemplated by Section 25 hereof
                       (estimated at $500,000 for a total estimated floor option price of $1,750,000). In the event that the higher
                       Appraisal is more



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                       than 110% of the lower Appraisal, the Appraisers shall
                       select a third Appraiser and the option price shall be the average of the two Appraisals which are closest to each other (but not less than the floor option price mentioned above).

BUILDING               25. Lessor agrees to pay for improvements to the existing
ADDITION               building located on the Premises in accordance with plans
                       and specifications to be submitted by Lessee and approved by Lessor (at an estimated cost of $75,000) and a building addition in accordance with plans and specifications to be submitted by Lessee and approved by Lessor (at an estimated cost of $425,000) with such improvements to be constructed by a contractor selected by the Lessee and approved by the Lessor. Where the Lessor's approval is required herein, such approval shall not be unreasonably withheld. At such time as the building addition is sufficiently completed that the Lessee begins occupancy of the Premises, the monthly rental amount shall be increased by an amount determined by multiplying the total cost of the improvements to the existing building and the building addition including construction period interest by 11% and dividing the amount so determined by 12 to arrive at the monthly rental adjustment. Lessor and Lessee also agree to complete the Addendum attached hereto as Exhibit A to document the rental adjustment.

RENT ESCA-             26. Lessor and Lessee agree that as of September 1, 1995
LATOR                  and on September 1 of each year thereafter during the
                       lease term, the monthly rental shall be increased. The new monthly rental for each year shall be determined by multiplying the monthly rental in effect at the end of the immediately preceding lease year by 103% to arrive at the monthly rental to be effective as of September 1 and continuing for the next lease year.

EPA COM-               27. Lessor shall retain responsibility for the clean up
PLIANCE                of any environmental contamination which existed prior to
                       Lessee's occupancy of the Premises including any clean up required in connection with the underground storage tanks which were located on the Premises when leased to the Lessee. Lessee shall assume responsibility to comply with all EPA regulations going forward and shall be responsible for any contamination or clean up required as a result of the Lessee's business operations.

CATER-                 28. Both parties understand that should the Lessee's
PILLAR                 largest customer, Caterpillar, have a work stoppage,
STRIKE                 other than normal vacation, of any duration, that the
CLAUSE                 Lessee shall have the right to reduce its monthly lease
                       payment by 50% for 3 months. The amount of any rental payment reductions pursuant hereto shall be due and payable to Lessor 12 months following the end of the reduction period.

WAIVER OF              29. Neither the Lessor nor the Lessee shall be liable to
SUBROGA-               the other for loss arising out of damage to or
TION                   destruction of the leased premises or the building or
                       improvement of which the leased premises are a part or with which they are connected or the contents thereof, when such loss is caused by any of the perils which are or could be included within or insured against by a standard form of fire insurance policy with extended coverage, including all risk type form and sprinkler leakage insurance, if applicable. All such claims for any




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

                       and all loss, however caused, are waived. Said absence of liability shall exist whether or not the damage or destruction is caused by the negligence or acts of either Lessee or Lessor or by any of their respective agents, servants, or employees. It is the intention and agreement of the Lessor and the Lessee that the rentals reserved by this lease have been fixed in contemplation that each party shall fully provide his own insurance protection, except as heretofore set forth, and that each party shall look to his respective insurance carriers for reimbursement of any such loss and that as a further condition thereof no insurance carrier shall be entitled to subrogation under any circumstances against any party to this lease. Neither the Lessor nor the Lessee shall have any interest or claim in the other's insurance policy or policies, except as heretofore provided. The foregoing release and waiver shall be in force only if both releasers' insurance policies contain a clause that such a release or waiver shall not invalidate the insurance thereunder. Lessee agrees that all personal property upon the premises shall be at the risk of the Lessee only and Lessor shall not be liable for its damage or theft regardless of the cause of such damage or theft.

     This lease consists of 7 pages numbered 1 to 7, and a one page Addendum, identified by Lessor and Lessee.

     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the Date of lease stated above.

LESSEE:  MORTON METALCRAFT CO.                LESSOR:  MORTON WELDING CO., INC.




By____________________________                By________________________________
  William D. Morton, President                  James A. Rinkenberger, President
















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

                                  Exhibit A

                                   ADDENDUM

Lessor and Lessee agree that the building addition contemplated by Section 25 of the Lease Agreement between the parties dated September 1, 1994 was available for occupancy by the Lessee on _____, 199___ and that the total cost of the improvements to the existing building and the new addition was $____. Accordingly, as of ____, 199___, the monthly rental under the Lease Agreement shall increase by $________________ per month from the previous monthly rental of $_______ per month to the new monthly rental of $per month. Further, the parties agree that the floor option price under Section 24 of the Lease Agreement shall be $______.

Dated this _____ day of ________________, 19___.


LESSEE:  MORTON METALCRAFT CO.                LESSOR:  MORTON WELDING CO., INC.




By____________________________                By________________________________
  William D. Morton, President                  James A. Rinkenberger, President

                    AMENDMENT TO INDUSTRIAL BUILDING LEASE


        MORTON WELDING CO., INC., as Lessor, and MORTON METALCRAFT CO., as Lessee, entered into an Industrial Building Lease dated September 1, 1994 (the "Lease") for the premises commonly known as 400 Detroit Street, Morton, Illinois 61550.
        Pursuant to Section 25 of the Lease, the Lessor paid for improvements to the existing building and the Lessor and the Lessee have now agreed on the completion of the Addendum attached to the Lease as Exhibit A. In connection with the completion of Exhibit A, however, the Lessor and the Lessee agree to use a capitalization rate of 11-3/4% rather than the 11% provided in the Lease.
        Exhibit A attached hereto is hereby approved, authorized and ratified. Except as herein modified, the parties hereto do hereby ratify and confirm the Lease.
Dated as of this ____ day of May, 1995.

LESSEE:                                 LESSOR:

MORTON METALCRAFT CO.                   MORTON WELDING CO., INC.

By William D. Morton                    By James A. Rinkenberger
  --------------------------              -------------------------
  William D. Morton, President             James A. Rinkenberger
                                           President
  President

                                   EXHIBIT A

                                    ADDENDUM

Lessor and Lessee agree that the building addition contemplated by Section 25 of the Lease Agreement between the parties dated September 1, 1994 was available for occupancy by the Lessee on November 15, 1994 and that the total cost of the improvements to the existing building and the new addition was $746,779.00. Accordingly, as of November 15, 1994, the monthly rental under the Lease Agreement shall increase by $7,312.22 per month from the previous monthly rental of $12,055.86 per month to the new monthly rental of $19,368.07 per month. Further, the parties agree that the floor option price under Section 24 of the Lease Agreement shall be $1,996,779.00.

Dated this ______ day of May, 1995.

LESSEE:  MORTON METALCRAFT CO.              LESSOR:   MORTON WELDING CO., INC.





By William D. Morton                        By James A. Rinkenberger
   --------------------------------            --------------------------------
   William D. Morton, President                James A. Rinkenberger, President